UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

CATERPILLAR INC.

(Exact name of registrant as specified in its charter)

Delaware	1-768	37-0602744
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

5205 N. O'Connor Blvd. Suite 100, Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 891-7700

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange which registered
Common Stock ($1.00 par value)	CAT	The New York Stock Exchange
5.3% Debentures due September 15, 2035	CAT35	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board Leadership Transition

On January 6, 2026, the Board of Directors (the “Board”) of Caterpillar Inc. (the “Company”) announced the resignation of D. James Umpleby III as a member of the Board, effective April 1, 2026 (the “Effective Date”). Mr. Umpleby currently serves as the Executive Chairman of the Board and previously served as the Company’s Chief Executive Officer from 2017 to 2025. On the Effective Date, Joseph E. Creed, the Company’s Chief Executive Officer and a director on the Board, will assume the title of Chairman of the Board. The Board also decreased the size of the Board from ten to nine directors, effective as of the Effective Date.

The Board thanks Mr. Umpleby for his forty-five years of service and unwavering commitment to the Company.

A copy of the Company’s press release announcing these changes is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 6, 2026, the Board approved and adopted amended and restated Bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws reflect the change in title of the Board’s “Presiding Director” to “Lead Independent Director.”

The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the Amended and Restated Bylaws. The Amended and Restated Bylaws and a copy marked to show changes are attached as Exhibits 3.1 and 3.2 respectively. Exhibit 3.1 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:
The following is furnished as an exhibit to this report:
	3.1	Bylaws of Caterpillar Inc. (as amended and restated January 6, 2026)
	3.2	Marked Bylaws of Caterpillar Inc.
	99.1	Caterpillar Inc. press release dated January 6, 2026.
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR INC.

January 6, 2026	By:	/s/ Derek Owens
Derek Owens
Chief Legal Officer and General Counsel